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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT                                       NOVEMBER 25, 1997

                                EQUITY INNS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              TENNESSEE                   0-23290              62-1550848
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    (State or other jurisdiction        (Commission          (IRS Employer
          of incorporation)             File Number)         Identification No.)

                                4735 SPOTTSWOOD,
                                   SUITE 201,
                            MEMPHIS, TENNESSEE 38117
                            (Address and zip code of
                          principal executive offices)

       Registrant's telephone number, including area code: (901) 761-9651

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ITEM 5.  OTHER EVENTS

         This report contains as exhibits (a) the Underwriting Agreement between Equity Inns, Inc., Equity Inns Trust and Equity Inns Partnership, L.P. and Smith Barney Inc. and J. C. Bradford & Co. in connection with the sale of 2,500,000 shares of the Company's common stock pursuant to the Company's Prospectus Supplement dated as of November 25, 1997, to a Prospectus dated May 12, 1997, included as part of a Registration Statement on Form S-3 (No. 333-26559) filed with the Commission on May 6, 1997 (the "Registration Statement") and (b) the tax opinion incorporated by reference as Exhibit 8.1 to the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

         The following exhibits are filed herewith:

         Exhibit             Description
         -------             -----------

         1.1 Underwriting Agreement between Equity Inns, Inc., Equity Inns Trust and Equity Inns Partnership, L.P. and Smith Barney Inc. and J.C. Bradford & Co.

         8.1                 Opinion of Hunton & Williams as to Tax Matters



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             EQUITY INNS, INC.
                                               (REGISTRANT)

Date:  November 25, 1997              By:   /s/ Howard A. Silver
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                                             Howard A. Silver
                                             Executive Vice President,
                                             Secretary, Treasurer and
                                             Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit           Description

1.1 Underwriting Agreement between Equity Inns, Inc., Equity Inns Trust and Equity Inns Partnership, L.P. and Smith Barney Inc. and J.C. Bradford & Co.

8.1               Opinion of Hunton & Williams as to Tax Matters





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